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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): October 5, 1999

                               AGL RESOURCES INC.
               (Exact Name of Registrant as Specified in Charter)



       Georgia                          1-14174                  58-2210952
(State or Other Jurisdiction     (Commission File No.)          (IRS Employer
    of Incorporation)                                        Identification No.)



      817 West Peachtree Street, NW, 10th Floor, Atlanta, Georgia  30308
          (Address of Principal Executive Offices)               (Zip Code)



                                 (404) 584-9470
              (Registrant's telephone number, including area code)
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Item 5.        Other Events

     See the press release attached hereto as Exhibit 99 announcing the Registrant's common stock repurchase program.

Item 7.        Financial Statements and Exhibits

(c)  Exhibits.


Exhibit
Number                       Description
------                       -----------

  99 Form of Press Release, dated October 5, 1999. See the Exhibit Index on page 4 hereof.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 AGL RESOURCES INC.
                                    (Registrant)



                         /s/ J. Michael Riley
                         -----------------------------------
                         J. Michael Riley
                         Senior Vice President and
                         Chief Financial Officer


Date: October 6, 1999

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                                 EXHIBIT INDEX



 Exhibit No.                  Description
 ----------                   ------------
     99                       Form of Press Release, dated
                              October 5, 1999


                                       4